SECOND AMENDMENT TO 1996 TERM CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO 1996 TERM CREDIT AGREEMENT (the "Second Amendment"), dated as of July 31, 1996, is intended to amend the terms of the 1996 Term Credit Agreement dated as of May 3, 1996, as previously amended (the "Agreement") by the First Amendment to 1996 Term Credit Agreement ("First
Amendment") dated as of July 17, 1996, among DATA TRANSMISSION NETWORK CORPORATION, FIRST NATIONAL BANK OF OMAHA, FIRST NATIONAL BANK, WAHOO, NEBRASKA, NBD BANK, NORWEST BANK NEBRASKA, N.A., FARM CREDIT SERVICES OF THE MIDLANDS, PCA, THE SUMITOMO BANK, LIMITED, MERCANTILE BANK OF ST. LOUIS, N.A., FIRST BANK, NATIONAL ASSOCIATION, and BROADCAST PARTNERS. The parties to this Second Amendment shall include each of the parties to the First Amendment and shall also include BANK OF MONTREAL, a Canadian bank being represented by its office at 430 Park Avenue, New York, New York, 10022 ("Montreal"). All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have their respective meanings set forth in the Agreement. The Agreement shall be amended as set forth below.


         Section 1. "Article I: Definitions" of the Agreement shall be amended by adding the following definition:

         Montreal:                  Bank  of  Montreal,  a  Canadian  bank being
                                    represented   by  its  office  at  430  Park
                                    Avenue, New York, New York, 10022.

The following definitions shall be amended to read as follows:

         Notes: Those certain promissory notes from the Borrower to the Lenders dated as of May 3, 1996, July 17, 1996, and July 31, 1996, including, without limitation, the Notes to the Banks as referenced in Section 2.1 hereof, and such additional term notes as the parties may hereafter agree to add hereto as Notes.

         Section 2. Section 2.1 of the Agreement shall be amended to read as follows:

                           2.1. Term Credit. The Banks agree to advance $48,490,000 to the Borrower for the purchase of substantially all of the assets of Broadcast Partners. Such advances shall be made, in one or more closings, on a pro rata basis by the Banks, based on the following maximum advance limits for each Bank:
                           (1)  as to  FNB-O,  $10,780,000;  (ii)  as to  FNB-W,
                           $245,000;  (iii)  as to NBD,  $6,223,000;  (iv) as to
                           Norwest, $4,047,000; (v) as to Farm Credit, $10,388,000; (vi) as to Mercantile, $5,333,900;
                           (vii)as to Sumitomo, $5,170,000, (viii) as to First Bank, $1,933,000, (ix) as to Montreal, $4,370,100.
                                       1

                           It is understood and agreed by the parties that the foregoing advances by FNB-O, FNB-W, NBD, and Farm Credit were made at the initial closing under the Agreement on May 3, 1996. The foregoing advance by Norwest represents an advance of $1,822,000 which was made at the initial closing under the Agreement on May 3, 1996, and an additional advance of $2,225,000, which was made at the closing under the First Amendment on July 17, 1996. The foregoing advances by Mercantile, Sumitomo and First Bank were made at the closing under the First Amendment on July 17, 1996. The advance made by Montreal represents a new advance, the proceeds of which shall be used to prepay the existing Note held by Broadcast Partners in the remaining principal amount of $4,070,100, and to provide an additional $300,000 to the Borrower.

         Section 3. The Borrower shall, upon the effective date hereof, pay a fee of $2,185.05 to FNB-O, for distribution to Montreal.

         Section 4. Notwithstanding Section 2.2 of the Agreement, the Note issued to Montreal shall bear interest on the principal loan amount thereof at a variable rate per annum equal to New York Prime minus one-half of one percent (0.5%). After an Event of Default, such floating rate Notes will bear interest at a rate per annum equal to three and one-half percent (3.5%) above New York Prime.

         Section 5. The Borrower hereby restates for the benefit of the Lenders the representations and warranties contained in Article IV of the Agreement, as amended by the First Amendment, and affirms that such representations and warranties are true and correct as of the date of this Second Amendment.

         Section 6. The Lenders hereby acknowledge the First Amendment to the 1996 Revolving Credit Agreement among the parties herein and Boatmen's, and hereby consent to the increase of $5,604,500 in the total revolving credit facility to $49,500,000.

         Section  7.  This   Second   Amendment   may  be  executed  in  several
counterparts and such counterparts together shall constitute one and the same instrument.

         Section 8. This Second Amendment shall be effective upon the execution and delivery thereof by the parties hereto and the delivery of the applicable Note, dated July 31, 1996, to Montreal. Upon receipt of $4,070,100 plus accrued and unpaid interest, Broadcast Partners agrees to surrender to the Borrower the Note dated July 17, 1996 which the Borrower had previously delivered to Broadcast Partners. Upon receipt of such payment Broadcast Partners shall cease to be a party to the Agreement, or a "Lender" under the Agreement or the Revolving Credit Agreement. Notwithstanding any of the foregoing, the representations, warranties, indemnities and other covenants made by the Borrower in favor of Broadcast Partners under the Agreement, as amended hereby and by the First Amendment, and under the Restated Security Agreement dated as of May 3, 1996, as amended by the First Amendment to 1996 Restated Security Agreement dated as of June 28, 1996 and by the Second Amendment to 1996 Restated Security Agreement dated as of July 31,

1996, shall survive (a) the payment to Broadcast Partners of the Borrower's Note dated July 17, 1996 delivered to Broadcast Partners and (b) the cessation of Broadcast Partners as a party to the Agreement; provided, however, they survive solely for the benefit of Broadcast Partners as a former Lender under the Agreement, and not as the seller under the Purchase Agreement (as defined in the Agreement) or in any other capacity. Broadcast Partners does not waive any rights inuring to its benefit at any time while it was a Lender under the Agreement. References in the Notes to the Loan Agreement shall be deemed amended to refer to the Loan Agreement as amended by this Second Amendment.

         IN WITNESS WHEREOF, the undersigned have executed this SECOND AMENDMENT TO 1996 TERM CREDIT AGREEMENT dated as of July 31, 1996.


                                            DATA TRANSMISSION NETWORK
                                            CORPORATION


                                            By
                                            Title:

                                            FIRST NATIONAL BANK OF OMAHA


                                            By
                                            Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            THE SUMITOMO BANK, LIMITED


                                            By
                                            Title:


                                            By
                                            Title:







NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            FIRST NATIONAL BANK,
                                            WAHOO, NEBRASKA


                                            By
                                            Title:








NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            NBD BANK


                                            By
                                            Title:










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            NORWEST BANK NEBRASKA, N.A.



                                            By
                                            Title:












NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            FARM CREDIT SERVICES OF
                                            THE MIDLANDS, PCA


                                            By
                                            Title:










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            MERCANTILE BANK OF
                                            ST. LOUIS, N.A.


                                            By
                                            Title:










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            FIRST BANK, NATIONAL ASSOCIATION



                                            By
                                            Title:










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            BROADCAST PARTNERS


                                            By
                                            Title:










NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower

                                            BANK OF MONTREAL


                                            By
                                            Title:






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                            INITIALED:


                                            Borrower